UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact Name of Registrant as Specified in Charter)

325 N. LaSalle St. Suite 645, Chicago, IL  60610

(Address of Principal Executive Offices)  (Zip Code)

Patrick W. Galley

325 N. LaSalle Street

Suite 645

Chicago, IL  60610

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  312-832-1440

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

RiverNorth Core Opportunity Fund

September 30, 2007

RiverNorth Core Opportunity Fund

Manager’s Commentary

September 30, 2007

Dear Fellow Shareholders,

We are pleased to provide you with the Annual Report for the RiverNorth Core Opportunity Fund (ticker: RNCOX) covering the period from the Fund’s inception date of December 27, 2006 through September 30, 2007.

From inception to September 30, 2007 the RiverNorth Core Opportunity Fund had a total return of 7.4% and the Fund reached nearly $18.8 million in net assets.  This compares to a 9.24% total return for the S&P 500 and 6.98% for the blended index consisting of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index.  The Fund produced a fair amount of the positive return from its overweighting toward large-cap and international equities.  The narrowing of discounts on many of our closed-end fund positions also contributed to performance for the period.  For the majority of the year, we maintained an underweight position toward fixed income as we believe fixed income continues to be unattractive on a risk-reward basis.

Investment Markets Recap

We believe 2007 will be a year that investors can look back on and take away that many of the market excesses have, or at least have started to retreat to “normalcy.”  Excesses such as razor thin credit spreads, sub-prime mortgages, valuation gaps between equity market styles (e.g. small-cap vs. large-cap), leverage, and private equity/M&A have all experienced a retrenchment thus far in 2007.

The summer reintroduced the “R” word that so many investors dropped from their vocabulary during the past few years of markets characterized by low volatility.  Risk once again started to get priced into securities, and with it many of the existing risk assets and structured assets began to implode, as leverage on leverage on leverage can only last for so long.

Although the equity markets experienced increased volatility, through the end of September, all major indices were solidly in the black year-to-date.   Earnings growth continued to be strong, albeit slower than the past 18 quarters of double-digit annual growth rates.  Earnings growth continued to outpace stock market gains and therefore resulted in reasonable valuation multiples.

The Standard and Poor’s 500 current P/E ratio of 17.0 is down sharply from the start of the bull market in 2002 (when it traded at a 29.1 P/E ratio), and is roughly in line with what we consider to be the market’s long-term average multiple of 17.1.  Dating back to the early 1960s—a period featuring nine bull markets—U.S. stocks for the first time have become significantly less expensive (based on P/E) over the course of an extended bull market (October 2002-September 2007).  Much of this can be explained by the need to burn off the excesses of the last bull market ending in 2001 and the boom to bust in earnings and stock prices from 1998-2002.

RiverNorth Core Opportunity Fund – Current Investment Themes

Closed-end Funds

RiverNorth Core Opportunity Fund

Manager’s Commentary (Continued)

September 30, 2007

Approximately 21% of the Fund’s portfolio was invested in ten closed-end funds as of September 3o, 2007.  In contrast to open-end mutual funds, closed-end funds issue a fixed amount of shares, which are traded on the stock exchange throughout the day.  Because closed-end funds have a fixed number of shares and the share price is based on supply and demand, many times their share prices can trade at a discount or premium to their net asset value (i.e., liquidation value of the Fund).  RiverNorth Capital believes closed-end funds offer a unique opportunity to generate additional return when closed-end fund discounts narrow.

One former closed-end fund that illustrates this opportunity is the First Trust Value Line 100 Fund (“FVL”).  In the first half of 2007, shareholder activists compelled FVL’s board of directors to reorganize the closed-end fund into an exchange-traded fund.  FVL shareholders, including the RiverNorth Core Opportunity Fund, generated additional return because the reorganization eliminated the fund’s discount.

Looking forward, we expect the Fund’s closed-end fund allocation to increase.  In the fourth quarter, tax conscious investors typically harvest unrealized losses to offset realized gains in their portfolio.  Within the closed-end fund space, this tax-management strategy can lead to market volatility and meaningful (albeit typically temporary) discount widening.  A combination of factors leads us to believe that 2007 tax-loss selling will provide compelling investment opportunities near the end of the fourth quarter.

Large-Cap

The Fund continues to maintain a significant overweight position in large-cap stocks (i.e.,  nearly 90% of domestic equity exposure as of September 30, 2007).  Given the relative valuation fundamentals and the weakening domestic economic outlook, we believe that large-cap stocks are mispriced relative to small-caps.  Although large-cap earnings growth has outpaced small-cap earnings growth for several quarters, small-caps trade at near record valuation premiums to large-caps.  In other words, we believe large-cap investors can buy stronger earnings growth at lower multiples than small cap investors.

We also believe that large-cap companies will continue to benefit from their significant overseas exposure.  A strong global economy and the weakening dollar have provided a tailwind for large-cap earnings growth.  From a cyclical economic standpoint, large-caps are also poised to outperform.  Historically, large-caps have outperformed small-caps when the economic expansion (now five years running) is long in the tooth.

We have started to see our portfolio position toward large-cap names play out.  Year-to-date there has been a shift in performance leadership from small-cap to large-cap.

Fixed Income

Our fixed income position stood at approximately 29% of the Fund’s portfolio as of September 30, 2007, including 9% in cash.  Throughout the year the Fund steered clear of higher yielding credit risk assets given that credit spreads were very narrow compared to their historical average.  Although credit spreads started to widen over the summer, we believe there is room for further widening.

RiverNorth Core Opportunity Fund

Manager’s Commentary (Continued)

September 30, 2007

Even with the recent credit debacle and a flight to quality, we still believe today’s credit markets are overextended as investors chase yield and are hindered with a glut of global liquidity.  Private equity funds and structured credit products significantly impacted the credit markets for the past few years by taking on more risk and entering into highly levered deals all the while pushing yields lower.  We viewed higher yielding risk assets as unattractive throughout the year given this risk vs. limited reward opportunity.  Our high quality portfolio positioning started to play out to the Fund’s benefit in the third quarter.  We expect further turmoil within the credit markets as we believe credit spreads have only reached their historical means.  Additionally we don’t believe that the current credit spreads fully reflect the risks in the deals that were recently structured, or what we believe to be a softening economy.  Although corporate default rates remain near record lows, we believe these levels will not continue.  The last time the default rate was this low was 25 years ago.  The default rate was 11% in 2002.

Holding and Investment Management Companies

The Fund had three investments in individual holding or investment management companies totaling approximately 12% of its portfolio as of September 3o, 2007.  We view these positions as prudent and efficient access to diversified, private equity-type investments.  These investments offer the Fund access to great managers such as Warren Buffet, at the helm of Berkshire Hathaway, without the burden of lock-up periods and high fees associated with private equity funds.

Another investment management company investment was Nuveen Investments Inc. (“Nuveen”).  Nuveen is an investment management firm that announced its planned acquisition by the private equity firm Madison Dearborn Partners.  The Fund accumulated a position in Nuveen as a merger arbitrage opportunity because Nuveen attractively traded below the take-over price of $65 per share.  Although the upside was capped at $65 per share, we believe that the holding period return is more attractive than cash and fixed income, assuming the deal goes through.  Therefore we consider this opportunity as an alternative investment as the return is not correlated to the equity or fixed income markets but rather the probability and timeliness of the deal consummating.

We are excited about the Fund’s start in 2007, and have high expectations moving forward.  We believe the Fund is well-positioned for what we believe to be a period of continued market volatility and a period of economic slowdown.  Volatility gives us the opportunity to buy and sell advantageously, and we believe that it will bring new investment opportunities.

Respectfully,

Patrick W. Galley, CFA

Stephen A. O’Neill, CFA

RiverNorth Core Opportunity Fund

Manager’s Commentary (Continued)

September 30, 2007

Advisor name change announcement

We are proud to announce, effective April 1, 2007, the name of the Fund’s Investment Advisor changed from Pinnacle Fund Management, Inc. to RiverNorth Capital Management, Inc.  The name RiverNorth is associated with our location within the River North district of Chicago.  River North is at the heart of the Windy City and located just north of the Chicago River and just steps from the "Loop" and Michigan Avenue.  The new website address is www.rivernorthcap.com.

RiverNorth Core Opportunity Fund

Performance Illustration

September 30, 2007

TOTAL RETURN (%)

FOR PERIOD ENDED SEPTEMBER 30, 2007

(Unaudited)

Since Inception (12/27/2006)
RiverNorth Core Opportunity Fund	7.40%
Blend Index	6.98%
S&P 500 Index	9.24%

Blend Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

The returns in the above table are for less than one year and are not annualized.

$11,500
$11,000
$10,500
$10,000
$9,500
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
RiverNorth Core Opportunity Fund ($10,740)
Blend Index ($10,699)
S&P 500 Index ($10,924)

This chart assumes an initial investment of $10,000 made on 12/27/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data throughout this report represents past performance and is not a guarantee of future results.  The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.  Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  Returns throughout this report are net of fees and expenses.  An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888) 848-7569.

RiverNorth Core Opportunity Fund

Asset Allocation

September 30, 2007(Unaudited)

Asset Allocation Chart (Unaudited)

The following chart gives a visual breakdown of the Fund by the asset allocation as a percentage of net assets.

*Alternatives may include, but are not limited to, real estate, commodities and commodity related securities, and arbitrage investment strategies.

RiverNorth Core Opportunity Fund

Equity Capitalization

September 30, 2007(Unaudited)

Equity Capitalization Chart (Unaudited)

The following chart gives a visual breakdown of the Fund by the capitalization weighting of its equity allocation.

* The capitalization level of the Fund’s equity based investments is determined by its Morningstar categorization.

RiverNorth Core Opportunity Fund

Investment Tyoe

September 30, 2007(Unaudited)

Investment Vehicle Chart (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment type the underlying securities represent as a percentage of net assets.

	RiverNorth Core Opportunity Fund
	Schedule of Investments
	September 30, 2007

Shares/Description/% of Net Assets		Market Value

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 12.09%
8	Berkshire Hathaway, Inc. Class A *	$ 948,080
4,500	Brookfield Asset Management, Inc.	173,250
18,500	Nuveen Investments, Inc.	1,145,890

TOTAL FOR HOLDING & INVESTMENT MANAGEMENT COMPANIES
(Cost $2,159,512) - 12.09%		$ 2,267,220

CLOSED-END FUNDS - 21.27%
19,949	Adams Express Co.	298,238
61,400	Alliance All Market Fund	804,954
2,000	ASA, Ltd.	149,600
12,591	DWS Global Commodities Stock Fund	246,909
143,000	MFS Intermediate Income Trust	876,591
41,410	Putnam Master Intermediate Income Trust	265,438
20,300	Tri-Continental Corp.	492,275
22,540	Sunamerica Focused Alpha Growth Fund, Inc.	463,197
7,264	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	74,020
27,023	Western Asset Claymore U.S. Treasury Inflation Protected Securities Fund 2	315,899

TOTAL FOR CLOSED-END FUNDS (Cost $3,772,541) - 21.27%		$ 3,987,121

EXCHANGE TRADED FUNDS - 57.29%
43,900	iShares MSCI Japan Index	629,526
16,900	iShares MSCI EAFE Index	1,395,771
2,750	iShares MSCI Emerging Markets	410,988
4,500	iShares Lehman 3-7 Year Treasury Bond	460,800
9,000	iShares Lehman Aggregate Bond	900,180
4,000	iShares Lehman Tips Bond Fund	408,120
50,025	iShares Russell 1000 Growth Index	3,088,043
7,250	iShares Russell 2000 Index	580,290
4,700	iShares Russell Midcap Index	508,446
15,752	PowerShares Financial Preferred	352,372
20,840	PowerShares FTSE RAFI US 1000	1,282,910
6,300	Rydex Russell Top 50	723,366

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $10,399,003) - 57.29%		$ 10,740,812

SHORT TERM INVESTMENTS - 19.71%
3,696,028	Fidelity Institutional Money Market Fund - Class I 5.21% ** (Cost $3,696,028)	3,696,028

TOTAL INVESTMENTS (Cost $20,027,084) - 110.36%		$ 20,691,181

LIABILITIES IN EXCESS OF OTHER ASSETS - (10.36)%		(1,943,060)

NET ASSETS - 100.00%		$ 18,748,121

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2007.
The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities
September 30, 2007

Assets:
Investments in Securities, at Value (Cost $20,027,084)	$ 20,691,181
Cash	10,914
Receivables:
Fund Shares Sold	39,682
Dividends and Interest	49,339
Deferred Offering Costs	6,408
Prepaid Registration Expense	2,087
Total Assets	20,799,611
Liabilities:
Accrued Management Fees	3,842
Payables:
Securities Purchased	1,996,168
Fund Shares Redeemed	19,423
Accrued Administrative Fees	3,594
Accrued Offering Fees	8,451
Other Accrued Expenses	20,012
Total Liabilities	2,051,490
Net Assets	$ 18,748,121

Net Assets Consist of:
Paid In Capital	$ 17,734,588
Accumulated Undistributed Net Investment Income	143,510
Accumulated Undistributed Realized Gain on Investments	205,926
Unrealized Appreciation in Value of Investments	664,097
Net Assets, for 1,745,630 Shares Outstanding	$ 18,748,121

Net Asset Value Per Share and Offering Price	$ 10.74

Minimum Redemption Price Per Share *	$ 10.53

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statement of Operations
For the period December 27, 2006 (commencement of
operations) through September 30, 2007

Investment Income:
Dividends	$ 184,893
Interest	106,748
Total Investment Income	291,641

Expenses:
Advisory Fees (Note 3)	85,827
Administrative Fees	21,456
Transfer Agent Fees	19,149
Offering Fees	19,018
Audit Fees	11,876
Legal Fees	15,161
Blue Sky Fees	6,238
Custodial Fees	3,412
Trustee Fees	2,962
Miscellaneous Fees	2,076
Printing and Mailing Fees	1,985
Insurance Fees	860
Total Expenses	190,020
Fees Waived and Reimbursed by the Advisor (Note 3)	(22,871)
Net Expenses	167,149

Net Investment Income	124,492

Realized and Unrealized Gain on Investments:
Realized Gain on Sale of Investments	112,653
Realized Gain Distributions from Investment Company Shares	93,273
Net Change in Unrealized Appreciation on Investments	664,097
Realized and Unrealized Gain on Investments	870,023

Net Increase in Net Assets Resulting from Operations	$ 994,515

The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets
For the period December 27, 2006 (commencement of
operations) through September 30, 2007

Increase in Net Assets From Operations:
Net Investment Income	$ 124,492
Net Realized Gain on Sale of Investments	112,653
Net Realized Gain Distributions from Investment Company Shares	93,273
Unrealized Appreciation on Investments	664,097
Net Increase in Net Assets Resulting from Operations	994,515

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	-
Total Dividends and Distributions Paid to Shareholders	-

Capital Share Transactions:
Proceeds from Sale of Shares	19,025,071
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	(1,371,465)
Net Increase from Shareholder Activity	17,653,606

Net Assets:
Net Increase in Net Assets	18,648,121
Beginning of Period	100,000
End of Period (Including Undistributed Net Investment Income of $143,510)	$ 18,748,121

Share Transactions:
Shares Sold	1,866,932
Shares Issued on Reinvestment of Dividends	-
Shares Redeemed	(131,302)
Net Increase in Shares	1,735,630
Outstanding at Beginning of Period	10,000
Outstanding at End of Period	1,745,630

The accompanying notes are an integral part of these financial statements.

RiverNorth Core Opportunity Fund
Financial Highlights
For the period December 27, 2006 (commencement of
operations) through September 30, 2007
Selected data for a share outstanding throughout the period.

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.11
Net Gain on Securities (Realized and Unrealized)	0.63
Total from Investment Operations	0.74

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Net Asset Value, at End of Period	$ 10.74

Total Return **	7.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 18,748
Before Waivers
Ratio of Expenses to Average Net Assets ***	2.21%
Ratio of Net Investment Income to Average Net Assets *** †	1.19%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.95%
Ratio of Net Investment Income to Average Net Assets *** †	1.45%
Portfolio Turnover	74.84%

* Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized
† These ratios exclude the impact of expenses of the underlying security holdings listed on the schedule of investments.

The accompanying notes are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1.  ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust”) on July 18, 2006 and commenced investment operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The investment advisor to the Fund is RiverNorth Capital Management, Inc. (the “Advisor”).  Prior to  April 1, 2007, the Advisor conducted business under the name Pinnacle Fund Management, Inc.

The investment objective of the Fund is to seek long-term capital appreciation and income, consistent with prudent investment risk over the long-term.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

OTHER:  The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund has held certain investments which pay dividends to their shareholders based upon available funds from operations.  It is possible for these dividends to exceed the underlying investments taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

SHARE VALUATION:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended September 30, 2007, $19,018 of non-deductible expenses were reclassified to paid-in capital.

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as the investment advisor to the Fund. Under the terms of the management agreement (the “Agreement”), the Advisor, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund. For the period December 27, 2006 (commencement of investment operations) through September 30, 2007, the Advisor earned investment advisory fees of $85,827 before the waiver of $22,871; which was waived and/or reimbursed as described below.

Pursuant to an Administration Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an administrative fee by the Fund equal to an annual rate of 0.25% of the Fund’s average daily net assets.  The Advisor provides the Fund with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust’s fund accounting agent, transfer agent and custodian. The Advisor also provides persons satisfactory to the Board of Trustees of the Trust or serve as officers of the Trust.  Such officers, as well as certain employees and Trustees of the Trust may be directors, officers, or employees of the Advisor or its affiliates. For the period December 27, 2006 (commencement of investment operations) through September 30, 2007, the Advisor earned administrative fees of $21,456.

Effective upon the commencement of operations of the Fund through September 30, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 1.95% of the average daily net assets for that period.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

Any such waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. As of September 30, 2007, a total of $22,871 in fees and/or expenses previously waived and/or reimbursed by the Fund were subject to such repayment by the Fund to the Advisor not later than September 30, 2010.

4.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares without par value. At September 30, 2007 paid in capital amounted to $17,734,588 representing 1,745,630 shares outstanding.

5.  INVESTMENT TRANSACTIONS

For the period ended September 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $25,696,916 and $7,575,618. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes the cost of securities owned at September 30, 2007 was $20,027,084. At September 30, 2007 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$761,829	$(97,732)	$664,097

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2007, National Financial Services, for the benefit of its customers, owned 70.35% of the RiverNorth Core Opportunity Fund.

7.   NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation (FIN) No. 48 – Accounting for Uncertainty in Income Taxes – an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006 and has been adopted by the Fund.  This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained.  As of September 30, 2007, management evaluated the implications of FIN 48, and determined that there is no impact to the Fund’s financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

8.   DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

 9.   DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the period ended September 30, 2007.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$340,860
Undistributed long-term capital gains	8,576
Unrealized appreciation	664,097
1,013,533

  There were no differences between book basis and cost basis.

RiverNorth Core Opportunity Fund

Auditors Opinion

September 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

RiverNorth Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund (the “Fund”) as of September 30, 2007, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period December 27, 2006 (commencement of operations) through September 30, 2007.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund as of September 30, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen Fund Audit Services, LTD.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 21, 2007

RiverNorth Core Opportunity Fund
Expense Illustration
September 30, 2007 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Core Opportunity Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2007 and held for the entire six month period ended September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$1,065.48	$10.10
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.29	$9.85

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

RiverNorth Core Opportunity Fund

Trustees and Officers

September 30, 2007(Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name and Age[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin M. Hinton, 35	Trustee	Indefinite/ September 2006 to present	Chief Operating Officer, Hinton and Grusich (a hotel sales representation firm) (1999 to present)	1	NA
James G. Kelley, 59	Trustee	Indefinite/ September 2006 to present	Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing company) (1984 to present)	1	NA
Dennis F. Magulick, 35	Trustee	Indefinite/ September 2006 to present	Dick's Sporting Goods (Director of Investor Relations & Risk Management, 2005 to present; Manager of Investor Relations & Risk Management, 2003 to 2005; Manager of Budgeting & Financial Analysis, 2001 to 2003)	1	NA

1 The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60610.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name and Age[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick W. Galley[2] ,31	President, Treasurer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, Inc. (2004 to present); Vice President – Global Corporate Investment Bank, Bank of America (2003 to 2004); Associate, Bank of America (2001 to 2003)	1	NA
R. Todd Francisco, 49	Secretary and Chief Compliance Officer	Indefinite/ September 2006 to present	Chief Operations Officer, RiverNorth Capital Management, Inc. (2001 to present)	1	NA

Additional information regarding the trustees may be found in the statement of additional information, which is available, without charge, upon request by calling (888) 848-7569.

1 The mailing address of the each Trustee and officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60610.

2 Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 26, 2007. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-848-7569.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of RiverNorth Funds, including the Independent Trustees, unanimously adopted the proposed Management and Administration Agreements (the “Agreements”) between the Trust, on behalf of the RiverNorth Core Opportunity Fund, and Pinnacle Fund Management, Inc. at a meeting of the Board of Trustees held on September 22, 2006.  The Board reviewed, considered and discussed such information as the Board deemed necessary to evaluate the proposed Agreements.  The Board reviewed a memorandum from Counsel regarding the duties of trustees with respect to approval of investment advisory contracts.  They discussed with Counsel the fact that in fulfilling their responsibilities to the Fund and its shareholders, Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the fund.  They also discussed the specific factors Trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the Fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

Counsel discussed with the Board the fact that the U.S. Securities Exchange Commission has stated that it believes that it would be difficult for a Board of Trustees to reach a final conclusion as to whether to approve an advisory contract without reaching conclusions as to each material factor that formed the basis for the Board’s approval.  Counsel also stated that courts have used similar factors in determining whether investment advisers have met their fiduciary obligations with respect to the receipt of compensation for advisory services provided to a fund.  Finally, Counsel discussed with the Board the fact that the 1940 Act and court decisions place the responsibility on the Board of Trustees (and especially the Independent Trustees) to exercise their good faith business judgment on behalf of the fund and its shareholders in determining whether to enter into or renew an investment advisory contract.  Counsel also noted that trustees must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations and that their review should generally involve two fundamental areas of inquiry: the nature and quality of the services provided under the investment advisory contract and the reasonableness of the fee.

As to the Adviser’s business and qualifications of its personnel, the Trustees examined a copy of the Adviser’s registration statement on Form ADV and reviewed the experiences of the proposed Portfolio Manager and the other personnel of the Adviser.  The Portfolio Manager also discussed with the Trustees the Adviser’s practices for monitoring compliance with the Fund’s investment limitations and reported that the Adviser used a spreadsheet containing all of the limitations to accomplish this.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management Agreement.  The Trustees next reviewed the proposed fees.  The Portfolio Manager informed the Board that the estimated total expenses of the Fund was 1.75% based on 12-month average assets of $17.5 million and that the total expenses were capped at 1.95%.  The Trustees reviewed information regarding comparative fees charged by the Adviser to other accounts as well as those charged by other advisers to a peer group of funds.  The Portfolio Manager discussed with the Trustees the Management Agreement and it was the consensus of the Board that the fee cap and recoupment provisions were acceptable and that the proposed management fee and administration fee were reasonable.

As to the performance of the Fund and the Adviser, the Trustees reviewed performance information for the Pinnacle Core Opportunity Composite, as well as other composite performance information.  The Trustees inquired into the appropriate benchmarks for the Fund and the proposed Portfolio Manager stated that he plans to use several benchmarks.  It was the consensus of the Trustees that the Adviser’s performance with management accounts was very good.

As to the profitability of the Adviser, the Trustees reviewed the estimated profitability of the Adviser, including the administration fee.  They discussed other benefits, including new opportunities for additional distribution and the indirect benefit of the 12b-1 fees.  It was the consensus of the Trustees that the Adviser would not be overly profitable.

As to economies of scale, the Trustees reviewed materials provided to the Board by the Adviser.  The Adviser estimated that economies of scale will be realized as the Fund grows through the reduction of operating expenses.  The Adviser further estimated that the Fund’s expense ratio will be below 1.5% at approximately $45 million in assets.  Consequently, the Trustees concluded that the management and administration fee levels will not be adjusted at this time, but the Trustees would consider adjustments when the Fund surpasses $50 million in assets.  Counsel met privately with the Independent Trustees and discussed the proposed Management Agreement and Administration Agreement.  The Trustees discussed their expectations for compliance.  Counsel reviewed each item of the 15(c) Report.  The Independent Trustees ended the executive session with counsel.  On motion duly made and seconded, the following resolutions were unanimously adopted by the Trustees, including the disinterested Trustees:

Based on the foregoing and having determined that the proposed Management and Administration Agreements are in the best interest of the Fund and its shareholders, the Board of Trustees, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, approved the Agreements between

 RiverNorth Funds, on behalf of the RiverNorth Core Opportunity Fund, and Pinnacle Fund Management, Inc. substantially in the form submitted at the meeting.

RiverNorth Funds

RiverNorth Core Opportunity Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

Kevin M. Hinton

James G. Kelley

Dennis F. Magulick

Investment Adviser and Administrator

RiverNorth Capital Management, Inc.

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.  The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 14,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2007

$ 1,725

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2007

$ 2,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$ 2,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

RiverNorth Funds

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date December 7, 2007